EXHIBIT 99.1
       N E W S   B U L L E T I N
                 FROM:                                    RE:

           F I N A N C I A L               EMPIRE FINANCIAL HOLDING COMPANY
            RELATIONS BOARD                    2170 West State Road 434
                                                      Suite 100
                                                  Longwood, FL 32779
                                                      AMEX: EFH
 FOR FURTHER INFORMATION:

 AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:
 Donald A. Wojnowski Jr.                   Lasse Glassen
 President                                 General Information
 (407) 774-1300                            (310) 854-8313
 investorrelations@empirenow.com           lglassen@financialrelationsboard.com
 -------------------------------           ------------------------------------

FOR IMMEDIATE RELEASE
DECEMBER 2, 2004

EMPIRE FINANCIAL TO DONATE ONE DAY'S TRADING PROFITS AND ONLINE BROKERAGE FEES TO FIGHT CANCER

LONGWOOD, FLA., DECEMBER 2, 2004 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX:
EFH), a financial brokerage services firm serving retail and institutional clients, announced Empire Financial Group Inc.'s second annual "Trading for a Cure" to benefit cancer research. In conjunction with this event, all net trading revenues and online brokerage fees generated on Thursday, December 9, 2004 will be donated to Florida Hospital's Pediatric Oncology and Bone Marrow Transplant Units to help people win the fight against cancer. In addition, for a one week span from December 1-9, Empire Financial will donate $10 for every new online account that is opened with the Company.

Empire's Director of trading operations, Gerry Mastrianni, a double cancer survivor himself and [founder] of "Trading for a Cure" said, "After being diagnosed with Hotchkin's Disease, the bone marrow transplant that I received at the Florida Hospital saved my life. Because of the excellent care I was given, I've been cancer-free for 5 years. I am extremely grateful to the Florida Hospital and look forward to raising a lot of money with this year's event."

President Donald A. Wojnowski Jr. commented, "Empire Financials 'Trading for a Cure' is a great way to kick-off the holiday sprit of giving. Millions of Americans are afflicted with cancer every year and I am proud that Gerry and Empire Financial are able to help in the fight against this deadly disease. Last year's event helped raise approximately $20,000 and we have set even loftier goals this year."

For more information about the Company's 'Trading for a Cure" event, please contact Gerry Mastrianni at 407 774 1334, TFC@empirenow.com or brea.barnes@flhosp.org at Florida Hospital Media Relations at (407) 303-8217.

                                     -more-

EMPIRE FINANCIAL HOLDING COMPANY
PAGE 2 OF 2


ABOUT EMPIRE FINANCIAL GROUP

Founded in 1990, Empire Financial Group Inc. is a wholly owned subsidiary of Empire Financial Holding Company, offering individuals, registered investment advisors, independent brokers and institutions traditional retail discount and full-service brokerage services.

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company provides full-service and discount retail securities brokerage via both the telephone and the Internet, offers securities order execution services, acts as principal in securities transactions for unaffiliated broker dealers, and provides turn-key fee based investment advisory services. The Company also provides private-label brokerage services and advisory solutions to broker dealers and other financial institutions.

FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

                                       ###